SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

COMPOSITE FUND

MID-TERM BOND FUND

BOND FUND

DATED AS OF JULY 12, 2021

Effective on July 1, 2021, Andrew Heiskell, Executive Vice President, Director of Fixed Income of the Adviser, retired from Mutual of America and is no longer a Portfolio Manager of the Mid-Term Bond Fund, Bond Fund, and the fixed income portion of the Composite Fund.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the Composite Fund:

Portfolio Managers. Jacqueline Sabella, Senior Vice President of the Adviser, and portfolio manager of the fixed income portion of the Fund since July 2021, and portfolio manager of the mortgage-backed securities segment of the Fund since September 2015, and Joseph R. Gaffoglio, President of the Adviser, and portfolio manager of the large cap equity portion of the Fund since May 2016, are primarily responsible for the day-to-day management of the Fund.

The following disclosure replaces the text under the heading Portfolio Managers for the Mid-Term Bond Fund and Bond Fund:

Portfolio Manager. Jacqueline Sabella, Senior Vice President of the Adviser, and portfolio manager of the fixed income investment strategy since July 2021, and portfolio manager of the mortgage-backed securities segment of the Fund since September 2015, is primarily responsible for the day-to-day management of the Fund.

Prospectus text changes:

Disclosure relating to Mr. Heiskell is deleted on page 143, under the section heading Portfolio Managers.

The following disclosure replaces the text under the sub-heading Composite Fund on page 144:

The fixed income portion and the mortgage-backed securities portion of the Composite Fund are managed by Jacqueline Sabella. The large cap equity portion of the Composite Fund is managed by Joseph R. Gaffoglio. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading Bond Fund and Mid-Term Bond Fund on page 144:

The fixed income investment strategy and day-to-day operations of the Bond Fund and Mid-Term Bond Fund, as well as the mortgage-backed securities portion of each Fund, are managed by Jacqueline Sabella. See “Portfolio Managers” for additional information.